UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-Q
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QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: July 31, 2019

OFS Credit Company, Inc.
Schedule of Investments
July 31, 2019
(Unaudited)

Item 1. Schedule of Investments.

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (9)
Allegro CLO VII, Ltd.
Subordinated Notes	15.74%	2/14/2019	6/13/2031	$3,100,000	$2,598,903	$2,554,710	5.8%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	15.29%	10/5/2018	4/13/2031	2,100,000	1,764,135	1,739,850	4.0

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	18.82%	10/5/2018	1/15/2031	5,000,000	3,126,608	2,710,500	6.2

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	18.02%	10/5/2018	4/20/2028	1,200,000	638,369	536,880	1.2

Battalion CLO IX Ltd.
Income Notes (7)	17.06%	10/10/2018	7/15/2031	1,079,022	725,343	663,599	1.5
Subordinated Notes	17.06%	10/10/2018	7/15/2031	1,770,978	1,190,492	1,089,151	2.5
				2,850,000	1,915,835	1,752,750	4.0
Battalion CLO XI Ltd.
Subordinated Notes	16.65%	3/20/2019	10/24/2029	5,000,000	4,237,705	4,435,000	10.3

Crown Point CLO 4 Ltd.
Subordinated Notes	15.23%	03/22/2019	4/20/2031	3,000,000	2,608,935	2,575,200	5.9

Dryden 30 Senior Loan Fund
Subordinated Notes	15.14%	10/5/2018	11/15/2028	1,000,000	589,007	537,800	1.2

Dryden 41 Senior Loan Fund
Subordinated Notes	13.04%	10/5/2018	4/15/2031	2,600,000	1,836,983	1,674,400	3.8

OFS Credit Company, Inc.
Schedule of Investments
July 31, 2019
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Dryden 53 CLO, Ltd.
Income Notes (7)	15.18%	10/5/2018	1/15/2031	$3,200,000	$2,563,515	$2,444,800	5.6%

Dryden 38 Senior Loan Fund
Subordinated Notes	13.38%	10/5/2018	7/15/2030	2,600,000	1,826,528	1,641,640	3.8

Elevation CLO 2017-7, Ltd.
Subordinated Notes	14.98%	10/5/2018	7/15/2030	4,750,000	3,685,888	3,285,100	7.6

Elevation CLO 2017-8, Ltd.
Subordinated Notes	13.88%	10/5/2018	10/25/2030	2,000,000	1,608,605	1,353,600	3.1

TCI-Flatiron CLO 2017-1, Ltd.
Subordinated Notes	15.71%	3/22/2019	5/15/2030	3,000,000	2,098,701	1,920,900	4.4

Flatiron CLO 18 Ltd.
Subordinated Notes	12.09%	10/5/2018	4/17/2031	4,500,000	3,824,002	3,473,550	8.1

Greenwood Park CLO, Ltd.
Subordinated Notes	12.29%	10/5/2018	4/15/2031	4,000,000	3,494,519	3,238,400	7.4

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	13.67%	3/20/2019	7/20/2031	3,000,000	2,425,837	2,377,500	5.4

HarbourView CLO VII-R, Ltd.
Subordinated Notes	16.16%	10/5/2018	11/18/2026	3,100,000	1,915,452	1,467,230	3.4

Madison Park Funding XXIII, Ltd.
Subordinated Notes	7.34%	10/5/2018	7/27/2047	2,200,000	2,016,348	1,595,220	3.7

OFS Credit Company, Inc.
Schedule of Investments
July 31, 2019
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Marble Point CLO X Ltd.
Subordinated Notes	12.63%	10/5/2018	10/15/2030	$6,500,000	$4,959,327	$4,102,150	9.3%

Marble Point CLO XI Ltd.
Income Notes (7)	17.70%	10/5/2018	12/18/2047	1,500,000	1,236,885	988,650	2.3

MidOcean Credit CLO VII Ltd.
Income Notes (7)	14.64%	3/20/2019	7/15/2029	3,275,000	2,360,724	2,109,428	4.8

MidOcean Credit CLO VIII, Ltd.
Income Notes (7)	16.70%	1/14/2019	2/20/2031	3,250,000	2,620,630	2,586,350	5.8

MidOcean Credit CLO IX, Ltd.
Income Notes (7)	18.03%	11/21/2018	7/20/2031	3,000,000	2,148,878	2,325,000	5.3

Sound Point CLO IV-R, Ltd.
Subordinated Notes	15.81%	11/2/2018	4/18/2031	4,000,000	1,600,150	1,533,600	3.5

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	11.57%	10/10/2018	10/22/2031	2,778,000	1,967,628	1,501,509	3.4

Venture 33 CLO Limited
Subordinated Notes	15.02%	3/21/2019	7/15/2031	3,150,000	2,581,944	2,448,495	5.6

Vibrant CLO X Ltd.
Subordinated Notes	15.25%	5/23/2019	10/20/2031	3,100,000	2,329,436	2,291,210	5.2

Voya CLO 2017-4, Ltd.
Subordinated Notes	13.69%	10/5/2018	10/15/2030	1,000,000	863,171	787,200	1.8

OFS Credit Company, Inc.
Schedule of Investments
July 31, 2019
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
ZAIS CLO 3, Limited
Income Notes (7)	17.01%	10/10/2018	7/15/2031	$1,038,255	$640,567	$550,067	1.3%
Subordinated Notes	17.01%	10/10/2018	7/15/2031	1,761,745	1,086,935	933,372	2.1
				2,800,000	1,727,502	1,483,439	3.4

Total Structured Finance Notes				$92,553,000	$69,172,150	$63,472,061	145.3%

Cash and Cash Equivalents (8)					$1,801,746	$1,801,746	4.1%

Total Investments, Cash Equivalents					$70,973,896	$65,273,807	149.4%

Liabilities In Excess of Other Assets (excluding cash equivalents)						(21,590,668)
Net Assets (equivalent to $17.44 per share based on 2,505,121 shares of common stock outstanding)						$43,683,139

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2) Structured finance investments, including income notes and subordinated notes, are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions including the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of July 31, 2019, the Company's weighted-average effective yield on its aggregate CLO subordinated debt positions, based on current amortized cost, was 14.76%
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.
(5) The fair value of all investments was determined using significant, unobservable inputs, and was determined in good faith by the board of directors of the Company. See “Note 3. Fair Value of Financial Instruments”.
(6) Maturity represents the contractual maturity date of the CLO subordinated debt positions. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) Represents cash and cash equivalents held in a money market deposit account as of July 31, 2019.
(9) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

See Accompanying Notes

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the “Offering”). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities (“Structured Finance Notes”); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its interim financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-Q, including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 10 of Regulation S-X. In the opinion of management, all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation of financial results for the interim period have been incorporated. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s annual report on Form N-CSR for the year ended October 31, 2018 and semi-annual report on Form N-CSRS for the six months ended April 30, 2019, as filed with the Securities and Exchange Commission.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Cash as of July 31, 2019, includes $1,801,746 held at US Bank National Association in a Money Market Deposit Account.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the Company's valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 3 for additional disclosures of the Company’s fair value measurements of its financial instruments.

OFS Credit Company, Inc.
Notes to Schedule of Investments

The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. The Company considers CLO performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and other metrics, as well as estimated market yields provided by a recognized industry pricing service as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to the Board in determining the fair value our investments.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98.2% of its ICTI to its stockholders. Excise tax liability is recognized when the Company determines its distributions from current year ICTI less than 98.2% of its estimated current year annual ICTI, as defined in the Code. The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at July 31, 2019.
Distributions: Distributions to stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Distributions are reported as ordinary income, capital gains or return of capital in accordance with their tax character under GAAP. Net investment income determined accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to the Company's cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 3. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of July 31, 2019. In addition to the valuation techniques and inputs noted in the table below, other valuation techniques and methodologies may be utilized when determining the Company’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of July 31, 2019.

Investments	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average)(1)
Structured Finance Notes	$63,472,061	Discounted Cash Flows	Constant Default Rate	1.20% - 2.36%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.25% - 4.15% (3.53%)
			Reinvestment Price	99.50%
			Reinvestment Floor	1.00%
			Recovery Rate	69.10% - 70.00% (69.63%)
			Yield to Maturity	13.50% - 27.50% (18.08%)

(1) Weighted average is calculated based on fair value of investments.

The following table presents changes in the investments measured at fair value using Level 3 inputs for the nine months ended July 31, 2019.

Structured Finance Notes
Level 3 assets, Beginning of period	$41,875,940

Net realized gain on investments	10,175
Net unrealized appreciation on investments (1)	(5,769,558)
Accretion of interest income on structured-finance securities	6,055,190
Purchase of portfolio investments	32,447,616
Sale of portfolio investment	(2,179,378)
Distributions from portfolio investments	(8,967,924)

Level 3 assets, July 31, 2019	$63,472,061

(1) The change in net unrealized depreciation during the nine months ended July 31, 2019 on Level 3 assets held at the end of the period is $5,769,558.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of July 31, 2019:

Description	Level 1	Level 2	Level 3	Total
6.875% Series A Term Preferred Stock	$21,700,197	$—	$—	$21,700,197

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,540,956	$21,700,197

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 4. Federal Income Taxes
The Company's amortized cost basis in Structured Finance Notes differs from reported amounts to U.S. federal income tax amounts primarily due to differences in income recognition for which GAAP requires recognition of an estimated constant yield whereas U.S. federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported. The Company determines tax attributes of Structured Finance Notes annually upon receipt of tax information from the underlying CLO vehicles and in connection with preparation of the Company's federal income tax return. Were the Company to make this determination on the basis of estimated amounts, the tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of July 31, 2019, would be as follows:

Tax-basis amortized cost of investments	$63,984,496
Tax-basis gross unrealized appreciation on investments	1,695,617
Tax-basis gross unrealized depreciation on investments	(2,208,052)
Tax-basis net unrealized depreciation on investments	(512,435)
Fair value of investments	$63,472,061
Note 5. Recent Developments
On July 11, 2019, the Board declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Share
August 23, 2019	August 30, 2019	$0.167
September 23, 2019	September 30, 2019	$0.167
October 24, 2019	October 31, 2019	$0.167
On July 11, 2019, the Board declared the following dividends on the Company's Series A Term Preferred Stock shares.

Record Date	Payable Date	Dividend Per Share
August 23, 2019	August 30, 2019	$0.1432292
September 23, 2019	September 30, 2019	$0.1432292
October 24, 2019	October 31, 2019	$0.1432292
On August 5, 2019 the Company issued to its stockholders of record as of July 31, 2019 non-transferable rights to subscribe for up to 1,254,000 shares of the Company’s common stock (the “Offering”). On August 28, 2019 the Company announced the results of the Offering, which resulted in the issuance of 556,033 additional shares of the Company’s common stock. Net proceeds after payment of dealer manager fees were approximately $9.0 million.
Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the "Report"), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company's management, including the Company's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Company’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: September 13, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: September 13, 2019

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: September 13, 2019